UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

4700 Spring Street, St 304, La Mesa, California 91942

(Address of Principal Executive Offices)

(619) 722 5505

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.02 Non-Reliance on Previously Issued Financial Statements.

On May 13, 2025 the Board of Directors of Regen Biopharma, Inc. (the “Company”) concluded that the previously issued unaudited Balance Sheet, Statement of Operations, Statement of Shareholders Equity ( Deficit) and Statement of Cash Flow for the year ended September 30, 2024 filed with the Company’s Form 8-k dated November 20, 2024 should not be relied upon.

The Company determined that the following revisions are required

The value given to 249,915 common shares issued as nonemployee compensation has been adjusted to $0.1499 per share

The market price utilized in calculating Derivative Liability as of September 30, 2024 has been corrected to $0.1027 per share.

$204,847 in Unrealized Losses on Investment Securities has been reclassified as Other Comprehensive Income

REGEN BIOPHARMA , INC.

CONSOLIDATED BALANCE SHEETS

	Originally Presented		Restated
	As of September 30, 2024	Adjustments	As of September 30, 2024
ASSETS
Current Assets
Cash	$716	-	$716
Accounts Receivable, Related Party	94,873	-	94,873
Prepaid Assets	64,289	(16,527)	47,762
Total Current Assets	159,878	(16,527)	143,351

Other Assets
Investment Securities, Related Party	17,733	-	17,733
Total Other Assets	17,733	-	17,733
TOTAL ASSETS	$177,611	(16,527)	$161,084

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	29,669	-	29,669
Accrued Expenses	1,664,827	-	1,664,827
Notes Payable	293,819	-	293,819
Unearned Income	1,465,171	-	1,465,171
Unearned Income ( Related Party)	-	-	-
Derivative Liability	1,397,274	6,816	1,404,090
Convertible Notes Payable Less unamortized discount	499,880	-	499,880
Convertible Notes Payable, Related Parties Less unamortized discount	-	-	-
Other Current Liabilities	21,000	-	21,000
Total Current Liabilities	5,371,640	6,816	5,378,456

Long Term Liabilities:
Notes Payable	-	-	-
Total Long Term Liabilities	-	-	-
TOTAL LIABILITIES	5,371,640	6,816	5,378,456

STOCKHOLDERS’ EQUITY (DEFICIT)
Common Stock ($.0001 par value) 500,000,000 shares authorized; 5,800,000,000 authorized and 3,354,866 issued and outstanding as of September 30,2022 and 3,506,366 shares issued and outstanding as of September 30, 2023.	527	-	527
Preferred Stock, 0.0001 par value, 800,000,000 authorized as of September 30,2022 and September 30, 2023 respectively	-	-	-
Series A Preferred; 739,000,000 authorized as of September 30, 2023 and 540,000,000 authorized as of September 30, 2022; 293,033 and 409,551 outstanding as of September 30,2022 and September 30, 2023 respectively	1,011	-	1,011
Series AA Preferred; $0.0001 par value 600,000 authorized and 34 and 34 outstanding as of September 30, 2022 and September 30,2023 respectively	-	-	-
Series M Preferred; $0.0001 par value 60,000,000 authorized and 29,338 outstanding as of September 30, 2023 and 60,000,000 authorized and 29,338 outstanding as of September 30, 2022	3	-	3
Series NC Preferred; $0.0001 par value 20,000 authorized and 15,007 outstanding as of September 30, 2023 and 7 outstanding as of September 30,2022	2	-	2
Additional Paid in capital	14,684,216	(17,492)	14,666,724
Contributed Capital	736,326	-	736,326
Accumulated Other Comprehensive Income	-	(204,847)	(204,847)
Retained Earnings (Deficit)	(20,616,114)	(5,851)	(20,417,118)
Total Stockholders’ Equity (Deficit)	(5,194,030)	(228,191)	(5,217,373)
TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)	$177,611	(221,374)	$161,084

REGEN BIOPHARMA , INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Originally Presented		Restated
	As of September 30, 2024	Adjustments	As of September 30, 2024

REVENUES
Revenues	$126,560	-	$126,560
Revenues, Related Party	110,000	-	110,000
TOTAL REVENUES	236,560	-	236,560

COST AND EXPENSES
Research and Development	153,685	-	153,685
General and Administrative	58,920	-	58,920
Consulting and Professional Fees	364,927	(966)	363,961
Rent	77,215	-	77,215
Total Costs and Expenses	654,747	(966)	653,781

OPERATING INCOME (LOSS)	$(418,187)	966	$(417,221)

OTHER INCOME & (EXPENSES)
Interest Expense	(72,445)	-	(72,445)
Interest Expense attributable to Amortization of Discount	28,998	(57,996)	(28,998)
Unrealized Gain ( Loss) on sale of Investment Securities	(204,847)	204,847	-
Derivative Income (Expense)	2,726	(6,817)	(4,091)
Financing Fees	(145,500)	-	(145,500)
Gain (Loss) on Extinguishment Convertible Debt	-	-	-
Adjustment		57,996
TOTAL OTHER INCOME (EXPENSE)	(391,068)	198,030	(251,034)

NET INCOME (LOSS)	$(809,255)	198,995	$(668,255)

The Company’s senior management has discussed the matters disclosed in this Item 4.02 of this Current Report with BCRG Group, the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOPHARMA, INC.

Dated: May 13, 2025	By:	/s/ David Koos
David Koos
Chairman and Chief Executive Officer